PARTNERS' CAPITAL AND MEMBERSHIP INTERESTS	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
PARTNERS' CAPITAL AND MEMBERSHIP INTERESTS
PARTNERS' CAPITAL AND MEMBERSHIP INTERESTS
Partners' Capital
SMLP was formed in May 2012. Prior to the closing of its IPO on October 3, 2012, SMLP had no outstanding common or subordinated units or operations. A rollforward of the number of common limited partner, subordinated limited partner and general partner units follows.

	Common	Subordinated	General partner	Total
Units, January 1, 2012	—	—	—	—
Units issued to the public in connection with the IPO	14,380,000	—	—	14,380,000
Units issued to affiliates in connection with the IPO	10,029,850	24,409,850	996,320	35,436,020
Units issued	2,577	—	—	2,577
Units, December 31, 2012	24,412,427	24,409,850	996,320	49,818,597
Units issued to affiliates in connection with the Bison Drop Down	1,553,849	—	31,711	1,585,560
Units issued to affiliates in connection with the Mountaineer Acquisition	3,107,698	—	63,422	3,171,120
Units issued	5,892	—	—	5,892
Units, December 31, 2013	29,079,866	24,409,850	1,091,453	54,581,169

Bison Drop Down. On June 4, 2013, SMLP acquired Bison Midstream from SMP Holdings. SMP Holdings contributed 100% of the membership interests in Bison Midstream to SMLP, which concurrently contributed the membership interests to Summit Holdings. In exchange for its $305.4 million net investment in Bison Midstream, SMLP paid SMP Holdings and the general partner total cash and unit consideration of $248.9 million. As a result of the contribution of net assets in excess of consideration, SMLP recognized a capital contribution from SMP Holdings. The details of total cash and unit consideration as well as the calculation of the capital contribution and its allocation to partners' capital follow (dollars in thousands).

SMP Holdings' net investment in Bison Midstream		$305,449
Aggregate cash paid to SMP Holdings	$200,000
Issuance of 1,553,849 SMLP common units to SMP Holdings	47,936
Issuance of 31,711 SMLP general partner units to the general partner	978
Total consideration		248,914
SMP Holdings' contribution of net assets in excess of consideration		$56,535

Allocation of capital contribution:
General partner interest	$1,131
Common limited partner interest	28,558
Subordinated limited partner interest	26,846
Partners' capital allocation		$56,535

The number of units issued to SMP Holdings and the general partner in connection with the Bison Drop Down was calculated based on an assumed equity issuance of $50.0 million and the five-day volume-weighted-average price as of June 3, 2013 of $31.53 per unit. The units were then valued as of June 4, 2013 (the date of closing) using the June 4, 2013 closing price of SMLP's units of $30.85.
The general partner interest allocation was calculated based on a 2% general partner interest in the contribution of assets in excess of consideration given by SMLP to SMP Holdings. Common and subordinated limited partner interests allocations were calculated as their respective percentages of total limited partner capital applied to the balance of the contribution by SMP Holdings after giving effect to the general partner allocation. See Notes 1, 5 and 13 for additional information.
Mountaineer Acquisition. On June 4, 2013, SMLP executed definitive agreements with MarkWest to acquire the Mountaineer Midstream system. On June 21, 2013, prior to closing the Mountaineer Acquisition and in accordance with the definitive agreements with MarkWest (the "MarkWest Agreement"), Mountaineer Midstream acquired all of the Mountaineer Gathering system assets. The total acquisition purchase price of $210.0 million was funded with $110.0 million of borrowings under SMLP’s revolving credit facility and the issuance of $100.0 million of SMLP common units and general partner interests to SMP Holdings and the general partner for cash. The allocation and valuation of units issued to SMP Holdings and the general partner to partially fund the Mountaineer Acquisition follow (dollars in thousands).

Issuance of 3,107,698 SMLP common units to SMP Holdings	$98,000
Issuance of 63,422 SMLP general partner units to the general partner	2,000
Issuance of units in connection with the Mountaineer Acquisition	$100,000

Pursuant to a unit purchase agreement, the number of units issued to SMP Holdings and the general partner in connection with the Mountaineer Acquisition was calculated based on an assumed equity issuance of $100.0 million and the five-day volume-weighted-average price as of June 3, 2013 of $31.53 per unit. See Notes 1, 5 and 13 for additional information.
Subordination. The principal difference between our common units and subordinated units is that in any quarter during the subordination period, holders of the subordinated units are not entitled to receive any distribution of available cash until the common units have received the minimum quarterly distribution plus any arrearages in the payment of the minimum quarterly distribution from prior quarters. Subordinated units will not accrue arrearages for unpaid quarterly distributions or quarterly distributions less than the minimum quarterly distribution. If we do not pay the minimum quarterly distribution on our common units, our common unitholders will not be entitled to receive such payments in the future except during the subordination period. To the extent we have available cash in any future quarter during the subordination period in excess of the amount necessary to pay the minimum quarterly distribution to holders of our common units, we will use this excess available cash to pay any distribution arrearages related to prior quarters before any cash distribution is made to holders of subordinated units. When the subordination period ends, all subordinated units will convert into common units on a one-for-one basis, and thereafter no common units will be entitled to arrearages.
The subordination period will end on the first business day after we have earned and paid at least (1) $1.60 (the minimum quarterly distribution on an annualized basis) on each outstanding common unit and subordinated unit and the corresponding distribution on the general partner's 2.0% interest for each of three consecutive, non-overlapping four-quarter periods ending on or after December 31, 2015 or (2) $2.40 (150.0% of the annualized minimum quarterly distribution) on each outstanding common unit and subordinated unit and the corresponding distributions on the general partner's 2.0% interest and the related distribution on the incentive distribution rights for the four-quarter period immediately preceding that date, in each case provided there are no arrearages on the common units at that time.
Cash Distribution Policy
Our partnership agreement requires that we distribute all of our available cash (as defined below) within 45 days after the end of each quarter to unitholders of record on the applicable record date. Our policy is to distribute to our unitholders an amount of cash each quarter that is equal to or greater than the minimum quarterly distribution stated in our partnership agreement.
Minimum Quarterly Distribution. Our partnership agreement generally requires that we make a minimum quarterly distribution to the holders of our common units and subordinated units of $0.40 per unit, or $1.60 on an annualized basis, to the extent we have sufficient cash from our operations after the establishment of cash reserves and the payment of costs and expenses, including reimbursements of expenses to our general partner. The amount of distributions paid under our policy and the decision to make any distribution is determined by our general partner, taking into consideration the terms of our partnership agreement.
Definition of Available Cash. Available cash generally means, for any quarter, all cash on hand at the end of that quarter:

•	less the amount of cash reserves established by our general partner at the date of determination of available cash for that quarter to:

•	provide for the proper conduct of our business (including reserves for our future capital expenditures and anticipated future debt service requirements);

•	comply with applicable law, any of our debt instruments or other agreements; or

•
provide funds for distributions to our unitholders and to our general partner for any one or more of the next four quarters (provided that our general partner may not establish cash reserves for distributions unless it determines that the establishment of reserves will not prevent us from distributing the minimum quarterly distribution on all common units and any cumulative arrearages on such common units for the current quarter);

•
plus, if our general partner so determines, all or any portion of the cash on hand on the date of determination of available cash for the quarter resulting from working capital borrowings made subsequent to the end of such quarter.

General Partner Interest and Incentive Distribution Rights. Our general partner is entitled to 2.0% of all distributions that we make prior to our liquidation. Our general partner has the right, but not the obligation, to contribute a proportionate amount of capital to us to maintain its current general partner interest. Our general partner's initial 2.0% interest in our distributions will be reduced if we issue additional units in the future and our general partner does not contribute a proportionate amount of capital to us to maintain its 2.0% general partner interest.
Our general partner also currently holds incentive distribution rights that entitle it to receive increasing percentage allocations, up to a maximum of 50.0% (as set forth in the chart below), of the cash we distribute from operating surplus in excess of $0.46 per unit per quarter. The maximum distribution of 50.0% includes distributions paid to our general partner on its 2.0% general partner interest and assumes that our general partner maintains its general partner interest at 2.0%. The maximum distribution of 50.0% does not include any distributions that our general partner may receive on any common or subordinated units that it owns.
Percentage Allocations of Available Cash. The following table illustrates the percentage allocations of available cash between the unitholders and our general partner based on the specified target distribution levels. The amounts set forth in the column Marginal Percentage Interest in Distributions are the percentage interests of our general partner and the unitholders in any available cash we distribute up to and including the corresponding amount in the column Total Quarterly Distribution Per Unit Target Amount. The percentage interests shown for our unitholders and our general partner for the minimum quarterly distribution are also applicable to quarterly distribution amounts that are less than the minimum quarterly distribution. The percentage interests set forth below for our general partner include its 2.0% general partner interest and assume that our general partner has contributed any additional capital necessary to maintain its 2.0% general partner interest, our general partner has not transferred its incentive distribution rights and that there are no arrearages on common units.

	Total quarterly distribution per unit target amount	Marginal percentage interest in distributions
		Unitholders	General partner
Minimum quarterly distribution	$0.40	98.0%	2.0%
First target distribution	$0.40 up to $0.46	98.0%	2.0%
Second target distribution	above $0.46 up to $0.50	85.0%	15.0%
Third target distribution	above $0.50 up to $0.60	75.0%	25.0%
Thereafter	above $0.60	50.0%	50.0%

Details of cash distributions declared follow.

Attributable to the quarter ended	Payment date	Per-unit distribution	Cash paid (or payable) to common unitholders	Cash paid (or payable) to subordinated unitholders	Cash paid (or payable) to general partner (1)	Total distribution
		(Dollars in thousands, except per-unit amounts)
December 31, 2012	February 14, 2013	$0.4100	$10,009	$10,008	$408	$20,425
March 31, 2013	May 15, 2013	0.4200	10,253	10,252	418	20,923
June 30, 2013	August 14, 2013	0.4350	12,647	10,618	475	23,740
September 30, 2013	November 14, 2013	0.4600	13,377	11,229	502	25,108
December 31, 2013	February 14, 2014	0.4800	13,958	11,717	691	26,366
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(1) Distributions attributable to the quarter ended December 31, 2013 include payments associated with the general partner's IDRs, which totaled $163,000. Our general partner was not entitled to receive incentive distributions for periods prior to the fourth quarter of 2013 based on the amount of the distributions declared per common and subordinated unit.
Membership Interests
Summit Investments' Equity in Contributed Subsidiaries. Summit Investments' equity in contributed subsidiaries represents its position in the net assets of Red Rock Gathering and Bison Midstream that have been acquired by SMLP. The balance also reflects net income attributable to Summit Investments for Red Rock Gathering and Bison Midstream for the periods beginning on their respective acquisition dates by Summit Investments and ending on the dates they were acquired by the Partnership. For the year ended December 31, 2013, net income was attributed to Summit Investments for (i) Red Rock Gathering for the full year and (ii) Bison Midstream for the period from February 16, 2013 to March 31, 2013. For the year ended December 31, 2012, net income was attributed to Summit Investments for Red Rock Gathering for the period from October 23, 2012 to December 31, 2012. Although included in partners' capital, these net income amounts have been excluded from the calculation of EPU for the years ended December 31, 2013 and 2012.
During the years ended December 31, 2013 and 2012, Summit Investments (i) incurred certain support expenses and capital expenditures on behalf of Red Rock Gathering and its subsidiary and (ii) allocated unit-based compensation expense and interest expense to Red Rock Gathering and its subsidiary. These transactions were settled through membership interests periodically. Also during the years ended December 31, 2013 and 2012, Red Rock Gathering received cash advances from and made cash advances to Summit Investments.
For additional information, see Notes 1, 2, 7 and 13.
Predecessor Membership Interests. Energy Capital Partners and GE Energy Financial Services hold membership interests in Summit Investments. Such membership interests give them the right to participate in distributions and to exercise the other rights or privileges available to each entity under Summit Investments' Amended and Restated Limited Liability Operating Agreement (the "Summit LLC Agreement"). In addition, certain members of Summit Investments’ management hold ownership interests in the form of Class B membership interests (the "SMP Net Profits Interests") through their ownership in Summit Midstream Management, LLC.
In accordance with the Summit LLC Agreement, capital accounts are maintained for Summit Investments’ members. The capital account provisions of the Summit LLC Agreement incorporate principles established for U.S. federal income tax purposes and as such are not comparable to the equity accounts reflected under GAAP in our consolidated financial statements.
The Summit LLC Agreement sets forth the calculation to be used in determining the amount and priority of cash distributions that its membership interest holders will receive. Capital contributions required under the Summit LLC Agreement are in proportion to the members' respective percentage ownership interests. The Summit LLC Agreement also contains provisions for the allocation of net earnings and losses to members. For purposes of maintaining partner capital accounts, the Summit LLC Agreement specifies that items of income and loss shall be allocated among the partners in accordance with their respective percentage interests.
In April 2013, we repurchased the outstanding net profits interests in DFW Midstream. See Note 8 for additional information.